Exhibit 99.1

Directors, Executive Officers and Capitalization of the Guarantors

Name of Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors

Integra Energy, L.L.C.	Membership Interests	N/A	N/A

James D. Bennett (Chief Executive Officer and President)

Julian M. Bott (Executive Vice President, CFO and Treasurer)

Mark T. Arra (Vice President)

Justin P. Byrne (Assistant Corporate Secretary)

Todd L. Coates (Vice President)

Clifford A. Dolton (Vice President)

Gregory B. Dykes (Vice President)

Lance J. Galvin (Senior Vice President)

Ronald T. Goff (Vice President)

Scott R. Griffin (Senior Vice President)

Duane M. Grubert (Executive Vice President)

Lisa E. Klein (Vice President)

Bill H. Masino (Senior Vice President)

John Suter (Senior Vice President)

Steven D. Turk (Executive Vice President and Chief Operating Officer)

Philip T. Warman (Senior Vice President, General Counsel and Corporate Secretary)

James D. Bennett

Name of Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors
Lariat Services, Inc.	Common Stock	100,000	100,000

James D. Bennett (Chief Executive Officer)

Julian M. Bott (Executive Vice President, CFO and Treasurer)

Mark T. Arra (Vice President)

Justin P. Byrne (Assistant Corporate Secretary)

Todd L. Coates (Vice President)

Clifford A. Dolton (Vice President)

Gregory B. Dykes (President)

Lance J. Galvin (Senior Vice President)

Ronald T. Goff (Vice President)

Scott R. Griffin (Senior Vice President)

Duane M. Grubert (Executive Vice President)

Lisa E. Klein (Vice President)

Bill H. Masino (Senior Vice President)

John Suter (Senior Vice President)

Steven D. Turk (Executive Vice President and Chief Operating Officer)

Philip T. Warman (Senior Vice President, General Counsel and Corporate Secretary)

					Bennett, James D.

Name of Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors

SandRidge Exploration and Production, LLC	Membership Interests	N/A	N/A

James D. Bennett (Chief Executive Officer and President)

Julian M. Bott (Executive Vice President, CFO and Treasurer)

Mark T. Arra (Vice President)

John M. Brawley (Vice President)

Justin P. Byrne (Assistant Corporate Secretary)

Todd L. Coates (Vice President)

Clifford A. Dolton (Vice President)

Gregory B. Dykes (Vice President)

Lance J. Galvin (Senior Vice President)

Ronald T. Goff (Vice President)

R. Scott Griffin (Senior Vice President)

Duane M. Grubert (Executive Vice President)

Darell T. Kelly (Vice President)

Lisa E. Klein (Vice President)

Bill H. Masino (Senior Vice President)

John Suter (Senior Vice President)

Steven D. Turk (Executive Vice President and Chief Operating Officer)

Philip T. Warman (Senior Vice President, General Counsel and Corporate Secretary)

James D. Bennett

Name of Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors
SandRidge Holdings, Inc.	Common Stock	100	100

James D. Bennett (Chief Executive Officer and President)

Julian M. Bott (Executive Vice President, CFO and Treasurer)

Mark T. Arra (Vice President)

Justin P. Byrne (Assistant Corporate Secretary)

Todd L. Coates (Vice President)

Clifford A. Dolton (Vice President)

Gregory B. Dykes (Vice President)

Lance J. Galvin (Senior Vice President)

Ronald T. Goff (Vice President)

R. Scott Griffin (Senior Vice President)

Duane M. Grubert (Executive Vice President)

Lisa E. Klein (Vice President)

Bill H. Masino (Senior Vice President)

John Suter (Senior Vice President)

Steven D. Turk (Executive Vice President and Chief Operating Officer)

Philip T. Warman (Senior Vice President, General Counsel and Corporate Secretary)

					James D. Bennett

SandRidge Midstream, Inc.	Common Stock	100,000	100,000

James D. Bennett (Chief Executive Officer and President)

Julian M. Bott (Executive Vice President, CFO and Treasurer)

Mark T. Arra (Vice President)

Justin P. Byrne (Assistant Corporate Secretary)

Todd L. Coates (Vice President)

					James D. Bennett

Name of Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors

Clifford A. Dolton (Vice President)

Gregory B. Dykes (Vice President)

Lance J. Galvin (Senior Vice

President)

Ronald T. Goff (Vice President)

R. Scott Griffin (Senior Vice President)

Duane M. Grubert (Executive Vice President)

Lisa E. Klein (Vice President)

Bill H. Masino (Senior Vice President)

John Suter (Senior Vice President)

Steven D. Turk (Executive Vice President and Chief Operating Officer)

Philip T. Warman (Senior Vice President, General Counsel and Corporate Secretary)

SandRidge Operating Company	Common Stock	100,000	100,000

James D. Bennett (Chief Executive Officer and President)

Julian M. Bott (Executive Vice President, CFO and Treasurer)

Mark T. Arra (Vice President)

Justin P. Byrne (Assistant Corporate Secretary)

Todd L. Coates (Vice President)

Clifford A. Dolton (Vice President)

Gregory B. Dykes (Vice President)

Lance J. Galvin (Senior Vice President)

Ronald T. Goff (Vice President)

R. Scott Griffin (Senior Vice President)

					James D. Bennett

Name of Guarantor	Title of Class	Amount Authorized	Amount Outstanding	Officers	Directors

Duane M. Grubert (Executive Vice President)

Lisa E. Klein (Vice President)

Bill H. Masino (Senior Vice President)

John Suter (Senior Vice President)

Steven D. Turk (Executive Vice President and Chief Operating Officer)

Philip T. Warman (Senior Vice President, General Counsel and Corporate Secretary)